UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 16, 2012

Canyon Gold Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-54851	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7810 Marchwood Place, Vancouver BC, Canada V5S 4A6
(Address of principal executive offices)

Registrant's telephone number, including area code: (604) 202-3212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

When used in this Current Report on Form 8-K, the terms “Company”, “Canyon Gold,”  “we,” “us,” “our” and similar terminology reference to Canyon Gold Corp.

Section 5 – Corporate Governance and Management

Item  5.02   Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2012, the Company’s sole director and Chief Executive Officer, Delbert G. Blewett, effected a Board of Directors resolution to appoint Stephen M. Studdert as a new director. Mr. Studdert is founder and chairman of Studdert International, Mantford Ventures, and i3 Technologies. He also founded a commercial bank and has served on many corporate boards of directors.

Mr. Studdert, age 64 served as a White House advisor to U.S. Presidents George Bush, Ronald Reagan, and Gerald Ford, and represented U.S. Presidents in diplomatic assignments to over one hundred nations. By presidential appointment, he served on the President’s Export Council, the Export Advisory Now Council, and the Foreign Trade Practices and Negotiations Subcommittee, and as a United States Delegate to the United Nations Energy Conference in Africa. He also served as a United States Delegate to the 40th NATO Summit and was appointed Federal Home Loan Bank Director in the Clinton Administration.  Mr. Studdert is a graduate of Brigham Young University

On March 22, 2013, our Board of Directors unanimously appointed Dennis Petke to the position of Chief Financial Officer, effective immediately. Prior to Mr. Petke’s appointment, we did not have a Chief Financial Officer. Harold Schneider had been serving as our acting principal accounting officer and resigned upon Mr. Petke’s appointment.

Mr. Petke, age 49 is qualified as a Chartered Accountant in Canada and has been a member of the Institute of Chartered Accountants of British Columbia since 1995. Since leaving public practice in 1999, Mr. Petke has operated his own private consulting firm.  He has taken several roles as a director, officer or consultant to assist management with reorganizations and merger of both private and public companies. Mr. Petke’s responsibilities have included strategic planning, corporate structuring, raising capital, and overall financial management and compliance for these companies. He is experienced in the area of corporate finance, including negotiating and implementing private and public company mergers, as well as facilitating private placements. For the past three years, Mr. Petke has been working to source alternative financing options to companies in Hong Kong, China and Europe.

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the Company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canyon Gold Corp.

Date: May 29, 2013	By:	/s/ Delbert G. Blewett
Delbert G. Blewett
Chief Executive Officer

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